                         Chase Manhattan Bank USA, N.A.
                     Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                 Series 1995-4

                                                                                               Distribution Date:   2/15/1999

Section 5.2 - Supplement                                       Class A            Class B      Collateral             Total
-------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                   0.00           0.00           0.00                 0.00

(ii)   Monthly Interest Distributed                            4,178,333.33     305,015.68     168,064.22         4,651,413.23
       Deficiency Amounts                                              0.00           0.00                                0.00
       Additional Interest                                             0.00           0.00                                0.00
       Accrued and Unpaid Interest                                                                   0.00                 0.00

(iii)  Collections of Principal Receivables                   33,600,303.55   2,399,957.68   4,000,100.14        40,000,361.37

(iv)   Collections of Finance Charge Receivables               4,510,837.91     322,194.12     537,013.10         5,370,045.13

(v)    Aggregate Amount of Principal Receivables                                                             17,188,824,668.82

                                         Investor Interest   300,000,000.00  21,428,000.00  35,714,857.14       357,142,857.14
                                         Adjusted Interest   300,000,000.00  21,428,000.00  35,714,857.14       357,142,857.14

                                            Series
       Floating Investor Percentage              2.08%               84.00%          6.00%         10.00%              100.00%
       Fixed Investor Percentage                 2.08%               84.00%          6.00%         10.00%              100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                  95.37%
               30 to 59 days                                                                                             1.49%
               60 to 89 days                                                                                             1.02%
               90 or more days                                                                                           2.12%
                                                                                                             -----------------
                                  Total Receivables                                                                    100.00%

(vii)  Investor Default Amount                                 1,824,598.49     130,324.99     217,217.58         2,172,141.06

(viii) Investor Charge-Offs                                            0.00           0.00           0.00                 0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                      0.00           0.00           0.00

(x)    Servicing Fee                                             250,000.00      17,856.67      29,762.38           297,619.05

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                   10.78%

(xii)  Reallocated Monthly Principal                                                  0.00           0.00                 0.00

(xiii) Closing Investor Interest (Class A Adjusted)          300,000,000.00  21,428,000.00  35,714,857.14       357,142,857.14

(xiv)  LIBOR                                                                                                          5.25000%

(xv)   Principal Funding Account Balance                                                                                  0.00

(xvi)  Interest Funding Account Balance                                                                           2,972,655.32

(xvii) Accumulation Shortfall                                                                                             0.00

(xviii)Principal Funding Investment Proceeds                                                                              0.00

(xix)  Interest Funding Account Investment Proceeds                                                                  11,558.35

(xx)   Principal Investment Funding Shortfall                                                                             0.00

(xxi)  Available Funds                                         7,042,042.39     507,346.64     507,250.72         8,056,639.75

(xxii) Certificate Rate                                            5.45000%       5.57000%       5.46469%

                         Chase Manhattan Bank USA, N.A.
                     Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                 Series 1995-4

                                                                                                   Distribution Date:    3/15/1999

Section 5.2 - Supplement                                      Class A           Class B         Collateral            Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                  0.00              0.00              0.00                 0.00

(ii)   Monthly Interest Distributed                                   0.00              0.00        151,721.77           151,721.77
       Deficiency Amounts                                             0.00              0.00                                   0.00
       Additional Interest                                            0.00              0.00                                   0.00
       Accrued and Unpaid Interest                                                                        0.00                 0.00

(iii)  Collections of Principal Receivables                  33,482,494.94      2,391,543.01      3,986,075.08        39,860,113.02

(iv)   Collections of Finance Charge Receivables              4,632,360.48        330,874.07        551,480.31         5,514,714.86

(v)    Aggregate Amount of Principal Receivables                                                                  17,479,587,023.64

                                        Investor Interest   300,000,000.00     21,428,000.00     35,714,857.14       357,142,857.14
                                        Adjusted Interest   300,000,000.00     21,428,000.00     35,714,857.14       357,142,857.14

                                           Series
       Floating Investor Percentage            2.04%                84.00%             6.00%            10.00%              100.00%
       Fixed Investor Percentage               2.04%                84.00%             6.00%            10.00%              100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                       95.63%
               30 to 59 days                                                                                                  1.41%
               60 to 89 days                                                                                                  0.93%
               90 or more days                                                                                                2.03%
                                                                                                                  -----------------
                                     Total Receivables                                                                      100.00%

(vii)  Investor Default Amount                                1,604,289.19        114,589.03        190,989.86         1,909,868.08

(viii) Investor Charge-Offs                                           0.00              0.00              0.00                 0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                     0.00              0.00              0.00

(x)    Servicing Fee                                            250,000.00         17,856.67         29,762.38           297,619.05

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                        12.11%

(xii)  Reallocated Monthly Principal                                                    0.00              0.00                 0.00

(xiii) Closing Investor Interest (Class A Adjusted)         300,000,000.00     21,428,000.00     35,714,857.14       357,142,857.14

(xiv)  LIBOR                                                                                                               5.00000%

(xv)   Principal Funding Account Balance                                                                                       0.00

(xvi)  Interest Funding Account Balance                               0.00              0.00                                   0.00

(xvii) Accumulation Shortfall                                                                                                  0.00

(xviii)Principal Funding Investment Proceeds                                                                                   0.00

(xix)  Interest Funding Account Investment Proceeds                                                                          (47.97)

(xx)   Principal Investment Funding Shortfall                                                                                  0.00

(xxi)  Available Funds                                        4,382,315.71        313,014.20        521,717.93         5,217,047.84

(xxii) Certificate Rate                                           5.20000%          5.32000%          5.46188%

                         Chase Manhattan Bank USA, N.A.
                     Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                 Series 1995-4

                                                                                                  Distribution Date:    4/15/1999

Section 5.2 - Supplement                                      Class A           Class B         Collateral            Total
------------------------------------------------------------------------------------------------------------------------------------
(i)    Monthly Principal Distributed                                  0.00              0.00              0.00                 0.00

(ii)   Monthly Interest Distributed                                   0.00              0.00        173,455.61           173,455.61
       Deficiency Amounts                                             0.00              0.00                                   0.00
       Additional Interest                                            0.00              0.00                                   0.00
       Accrued and Unpaid Interest                                                                        0.00                 0.00

(iii)  Collections of Principal Receivables                  38,361,085.60      2,740,004.47      4,566,868.97        45,667,959.05

(iv)   Collections of Finance Charge Receivables              5,160,964.22        368,630.47        614,410.33         6,144,005.02

(v)    Aggregate Amount of Principal Receivables                                                                  17,328,407,806.80

                                        Investor Interest   300,000,000.00     21,428,000.00     35,714,857.14       357,142,857.14
                                        Adjusted Interest   300,000,000.00     21,428,000.00     35,714,857.14       357,142,857.14

                                           Series
       Floating Investor Percentage            2.06%                84.00%             6.00%            10.00%              100.00%
       Fixed Investor Percentage               2.06%                84.00%             6.00%            10.00%              100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                       95.82%
               30 to 59 days                                                                                                  1.34%
               60 to 89 days                                                                                                  0.89%
               90 or more days                                                                                                1.95%
                                                                                                                  -----------------
                                 Total Receivables                                                                          100.00%

(vii)  Investor Default Amount                                1,668,300.48        119,161.14        198,610.38         1,986,072.00

(viii) Investor Charge-Offs                                           0.00              0.00              0.00                 0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                     0.00              0.00              0.00

(x)    Servicing Fee                                            250,000.00         17,856.67         29,762.38           297,619.05

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                        13.99%

(xii)  Reallocated Monthly Principal                                                    0.00              0.00                 0.00

(xiii) Closing Investor Interest (Class A Adjusted)         300,000,000.00     21,428,000.00     35,714,857.14       357,142,857.14

(xiv)  LIBOR                                                                                                               5.00000%

(xv)   Principal Funding Account Balance                                                                                       0.00

(xvi)  Interest Funding Account Balance                       1,213,333.33         88,664.30                           1,301,997.64

(xvii) Accumulation Shortfall                                                                                                  0.00

(xviii)Principal Funding Investment Proceeds                                                                                   0.00

(xix)  Interest Funding Account Investment Proceeds                                                                        4,977.09

(xx)   Principal Investment Funding Shortfall                                                                                  0.00

(xxi)  Available Funds                                        4,915,609.51        351,105.60        584,647.95         5,851,363.06

(xxii) Certificate Rate                                           5.20000%          5.32000%          5.46375%